Exhibit 10.2

Execution Version

FEE AGREEMENT

FEE AGREEMENT (this “Agreement”), dated as of February       , 2009, by and among Essent Group Ltd., a limited liability company organized under the laws of Bermuda (the “Company”) and each of the Investors set forth on Exhibit A attached hereto (the “Investors”).

WHEREAS, pursuant to that certain Class A Common Share Subscription Agreement, dated as of the date hereof (as amended from time to time, the “Subscription Agreement”), by and among the Company and the Investors, the Investors have agreed to make equity investments in the Company of up to $469,169,358.85 in the aggregate, subject to adjustment, from time to time on the terms and conditions set fort in the Subscription Agreement; and

WHEREAS, as an inducement for the Investors to enter into the Subscription Agreement and as consideration for the agreement of the Investors to make equity capital available to the Company as set forth therein, the Company has agreed to pay to each Investor an annual fee in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.                                      Certain Definitions.  All capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed to them in the Subscription Agreement.

2.                                      Annual Fees.

2.1.                            Amount.  The Company shall pay to each Investor (other than any Defaulting Investor) a fee, for each calendar year (or portion thereof) from and after the Fee Commencement Date (as defined below), in an amount equal to such Investor’s pro rata share of the lesser of (a) three-quarters of one percent (.75%) of the total amount invested in the Company by the Investors pursuant to this Agreement from the Initial Closing to December 31 of such year or (b) $2,300,000 (an “Annual Fee”).  The pro rata share of each Investor (other than any Defaulting Investor) as of any time shall be equal to a fraction, the numerator of which is total amount invested in the Company by such Investor pursuant to the Subscription Agreement and the denominator of which is the total amount invested in the Company by all Investors (other than any Defaulting Investors) pursuant to the Subscription Agreement.

2.2.                            Payment.  Annual Fees will begin to accrue on the date that the total amount invested in the Company by the Investors pursuant to the Subscription Agreement is at least $100,000,000 (the “Fee Commencement Date”).  Subject to such restrictions as may be contained in any credit facility to which the Company is a party from time to time, and subject to applicable Bermuda Law, the Company shall pay all Annual Fees for each calendar year (or portion thereof) from and after the Fee Commencement Date, in arrears, on or prior to January 31st of the following year by wire transfer of the amount thereof in immediately available funds to an account designated for such purpose by each Investor (other than any Defaulting Investor) at least five (5) days prior to the date of payment.

2.3.                            Other Fees; No Obligation to Provide Services.  Annual Fees shall be non- refundable, and shall be in addition to any fees payable to or reimbursement of expenses of any Investor or any member of the board of directors of the Company or any subsidiary of the Company designated from time to time by any Investor as set forth in the Subscription Agreement or any Related Document.  Payment of the Annual Fees as contemplated hereby is not related to or conditioned upon any investment advisory or consulting services which may from time to time be offered or provided by any Investor, and at no time shall any Investor be obligated (except as otherwise agreed by such Investor) to provide investment advisory or consulting services to the Company.

3.                                      Miscellaneous.

3.1.                            Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (a) by the Company or (b) by any Investor other than to a transferee of such Investor’s Shares in connection with a transfer effected in accordance with the terms of the Shareholders Agreement.

3.2.                            Term.  This Agreement shall continue in full force and effect from the date hereof until the date on which the Shareholders Agreement is terminated in accordance with its terms.

3.3.                            Amendment.  Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of the Company and the Investors holding at least sixty-six and two-thirds percent (66 2/3%) of the Class B-1 Common Shares issued or issuable upon conversion of the Shares and each of the Major Investors; provided, that (a) no modification or amendment which adversely affects the rights or obligations of any Investor under this Agreement or any other Related Document (as defined in the Subscription Agreement) in a manner disproportionate to the other Investors shall be effective without the written consent of such adversely and disproportionately affected Investor and (b) no modification or amendment which increases any Investor’s obligations to make payments to or on behalf of the Company or requires any Investor to assume additional obligations in any material respect in connection with its ownership of Company Securities shall be effective without the written consent of such Investor.  Any amendment or waiver effected in accordance with this Section 3.3 shall be binding upon the Company and each of the Investors and their respective successors and assigns.

3.4.                            No Waiver.  No waiver of any provision or consent to any action shall constitute a waiver of any other provision or consent to any other action, whether or not similar.  No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver in the future except to the extent specifically set forth in writing.

3.5.                            Jury Trial Waiver.  To the fullest extent permitted by law, and as separately bargained-for-consideration, each party hereby waives any right to trial by jury in any action, suit, proceeding or counterclaim of any kind arising out of or relating to this Agreement.

3.6.                            GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

3.7.                            Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at the address as set forth on the signature page hereof, to an Investor at such Investor’s address as set forth on Exhibit A attached hereto, or at such other address as the Company or such Investor may designate by ten (10) days advance written notice to the other parties hereto.

3.8.                            Severability.  If any term or provision of this Agreement is determined to be illegal, unenforceable or invalid in whole or in part for any reason, such illegal, unenforceable or invalid provisions or part thereof shall be stricken from this Agreement, and such provision shall not affect the legality, enforceability or validity of the remainder of this Agreement.  If any provision of this Agreement or part thereof is stricken in accordance with the provisions of this Section 3.8, then such stricken provision shall be replaced, to extent possible, with a legal, enforceable and valid provision that is as similar in tenor to the stricken provision as is legally possible.

3.9.                            Entire Agreement.  This Agreement constitutes the entire agreement among the parties and supersedes all prior communications, representations, understandings and agreements of the parties with respect to the subject matter hereof.  Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.10.                     Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document.  This Agreement may be executed by facsimile or .pdf signatures.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Fee Agreement as of the date first above written.

COMPANY:

ESSENT GROUP LTD.

By:	/s/ William Spiegel
Name: William Spiegel
Title: Director

Address:	Clarendon House
2 Church Street
Hamilton, HM 11
Bermuda

INVESTORS:

ESSENT GROUP LTD.

By:	/s/ William Spiegel
Name: William Spiegel
Title:

THE GOLDMAN SACHS GROUP, INC.

By:
Name:
Title:

ALDERMANBURY INVESTMENTS LIMITED

By:
Name:
Title:

VALORINA LLC
By:	Essent Intermediate, L.P.
Its Manager

By:	/s/ William Spiegel
Name: William Spiegel
Title:

RENAISSANCE RE VENTURES LTD.

By:
Name:
Title:

INVESTORS:

ESSENT INTERMEDIATE, L.P.

By:
Name: William Spiegel
Title:

THE GOLDMAN SACHS GROUP, INC.

By:
Name:
Title:

ALDERMANBURY INVESTMENTS LIMITED

By:
Name:
Title:

VALORINA LLC
By:	Essent Intermediate, L.P.
Its Manager

By:
Name: William Spiegel
Title:

RENAISSANCE RE VENTURES LTD.

By:
Name:
Title:

INVESTORS:

ESSENT INTERMEDIATE, L.P.

By:
Name: William Spiegel
Title:

THE GOLDMAN SACHS GROUP, INC.

By:
Name:
Title:

ALDERMANBURY INVESTMENTS LIMITED

By:	/s/ Ian Lyall
Name: Ian Lyal
Title: Director

VALORINA LLC
By:	Essent Intermediate, L.P.
Its Manager

By:
Name: William Spiegel
Title:

RENAISSANCE RE VENTURES LTD.

By:
Name:
Title:
INVESTORS:

INVESTORS:

ESSENT INTERMEDIATE, L.P.

By:
Name: William Spiegel
Title:

THE GOLDMAN SACHS GROUP, INC.

By:
Name:
Title:

ALDERMANBURY INVESTMENTS LIMITED

By:
Name:
Title:

VALORINA LLC
By:	Essent Intermediate, L.P.
Its Manager

By:
Name: William Spiegel
Title:

RENAISSANCE RE VENTURES LTD.

By:	/s/ L. B. Richardson
Name: L.B. Richardson
Title: SVP

PPF HOLDINGS II LTD.
By:		PartnerRe Principal Finance Inc.
Its Investment Advisor

By:		/s/ Joseph G. Hissong
Name: Joseph G. Hissong
	Title:	Executive Director
Head of Strategic Investments

HSBC EQUITY PARTNERS USA, L.P.
By:		HSBC Equity Investors USA, L.P.,
Its General Partner
By:		HSBC Equity GP, LLC,
Its General Partner
By:		HSBC Equity Investors USA, L.P.,
Its General Partner

By:
Name:
Title:

HSBC PRIVATE EQUITY PARTNERS II USA, L.P.
By:		HSBC Private Equity Investors II, L.P.,
as General Partner
By:		HSBC PEP II GP, LLC,
Its General Partner
By:		HSBC Capital (USA), Inc.
Its Sole Member

By:
Name:
Title:

Mark Casale

PPF HOLDINGS II LTD.
By:	PartnerRe Principal Finance Inc.
Its Investment Advisor

By:
Name:
Title:

HSBC EQUITY PARTNERS USA, L.P.
By:	HSBC Equity Investors USA, L.P.,
Its General Partner
By:	HSBC Equity GP, LLC,
Its General Partner
By:	HSBC Equity Investors USA, L.P.,
Its General Partner

By:	/s/ Andrew Trigg
	Name:	Andrew Trigg
	Title:	Director

HSBC PRIVATE EQUITY PARTNERS II USA, L.P.
By:	HSBC Private Equity Investors II, L.P.,
as General Partner
By:	HSBC PEP II GP, LLC,
Its General Partner
By:	HSBC Capital (USA), Inc.
Its Sole Member

By:	/s/ Andrew Trigg
	Name:	Andrew Trigg
	Title:	Director

PPF HOLDINGS II LTD.
By:	PartnerRe Principal Finance Inc.
Its Investment Advisor

By:
Name:
Title:

HSBC EQUITY PARTNERS USA, L.P.
By:	HSBC Equity Investors USA, L.P.,
Its General Partner
By:	HSBC Equity GP, LLC,
Its General Partner
By:	HSBC Equity Investors USA, L.P.,
Its General Partner

By:
Name:
Title:

HSBC PRIVATE EQUITY PARTNERS II USA, L.P.
By:	HSBC Private Equity Investors II, L.P.,
as General Partner
By:	HSBC PEP II GP, LLC,
Its General Partner
By:	HSBC Capital (USA), Inc.
Its Sole Member

By:
Name:
Title:

Mark Casale